UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

Parkway Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Bank of America Center, Suite 2400 390 North Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 650-0593	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Parkway Properties, Inc., a Maryland corporation (referred to herein as the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2013, the Company, as a limited partner of Parkway Properties LP, a Delaware limited partnership (the “Operating Partnership”), entered into a second amended and restated agreement of limited partnership of the Operating Partnership (the “Restated Partnership Agreement”) with Parkway Properties General Partners, Inc., a Delaware corporation, the sole general partner of the Operating Partnership and a wholly owned subsidiary of the Company (“PPGP”). Pursuant to the Restated Partnership Agreement and the Parkway Properties, Inc. and Parkway Properties LP 2013 Omnibus Equity Incentive Plan (the “Plan”), PPGP may cause the Operating Partnership to issue long term incentive units (“LTIP units”) to directors, employees and consultants of the Company and the Operating Partnership. LTIP units may be subject to vesting, forfeiture and restrictions on transfer and receipt of distributions pursuant to the terms of the Plan or any other award agreement relating to the issuance of the LTIP units.

In addition, pursuant to the Restated Partnership Agreement, PPGP may cause the Operating Partnership to issue additional units (including LTIP units) or other partnership interests and to admit additional limited partners to the Operating Partnership from time to time, on such terms and conditions and for such capital contributions as PPGP may establish in its sole and absolute discretion, without the approval or consent of any limited partner, including: upon the conversion, redemption or exchange of any debt, units or other partnership interests or securities issued by the Operating Partnership; for less than fair market value; or in connection with any merger of any other entity into the Operating Partnership. The net capital contribution need not be equal for all limited partners.

A copy of the Restated Partnership Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Restated Partnership Agreement is qualified in its entirety by reference to the full text of the Restated Partnership Agreement filed with this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of Parkway Properties, LP, dated February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2013

PARKWAY PROPERTIES, INC.

By:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of Parkway Properties, LP, dated February 27, 2013.